UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) February 26, 2014

NORDSTROM, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	001-15059	91-0515058
(STATE OR OTHER JURISDICTION OF INCORPORATION)	(COMMISSION FILE NUMBER)	(I.R.S. EMPLOYER IDENTIFICATION NO.)
1617 SIXTH AVENUE, SEATTLE, WASHINGTON		98101
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)		(ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE (206) 628-2111

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 26, 2014, the Compensation Committee (the “Committee”) of the Board of Directors of the Company approved the following actions relative to salary and performance-based bonus awards for the Company’s Named Executive Officers as set forth in the Company’s proxy statement dated April 1, 2013 (the “NEOs”):

Named Executive Officer	2013 Bonus (1)	2014 Base Salary (2)
Blake W. Nordstrom President	$921,330	$725,000
Peter E. Nordstrom EVP and President – Merchandising	$921,330	$725,000
Erik B. Nordstrom EVP and President – Stores	$921,330	$725,000
Michael G. Koppel EVP and Chief Financial Officer	$411,739	$748,800
Daniel F. Little EVP and Chief Information Officer	$284,659	$571,200

(1)	Nordstrom follows a pay-for-performance philosophy. Our compensation plans are designed to focus NEOs on goals that align with business strategy, operating performance and shareholder values. In support of our philosophy, performance-based awards pay out only when pre-determined results are achieved. The 2013 cash bonuses were determined based on the achievement of pre-established performance measures set by the Committee under the shareholder-approved Nordstrom, Inc. Executive Management Bonus Plan (the “Bonus Plan”).
(2)	Represents NEOs’ base salaries as of April 1, 2014, set by the Committee on February 26, 2014. Reported amounts reflect increases in base compensation of $28,800 for Michael Koppel and $11,200 for Daniel Little. Base salaries for Blake Nordstrom, Peter Nordstrom and Erik Nordstrom are unchanged from the prior year.

The Committee also awarded stock option grants to the Company’s five NEOs, effective March 3, 2014. Stock options were granted pursuant to the terms of the Nordstrom, Inc. 2010 Equity Incentive Plan (the “Plan”). Stock option grants have a term of ten years with an exercise price equivalent to the closing price of the Company’s Common Stock on March 3, 2014. Vesting occurs at a rate of 25% annually beginning one year from the date of grant. The number of options to be awarded to each individual is a function of base pay, a long-term incentive (LTI) percentage and the fair value of an option. The Binomial Lattice model is used to estimate the fair value of an option. This model requires the input of certain assumptions, including risk-free interest rate, volatility, dividend yield and expected life. The formula for determining the number of options granted is:

No. of Options = (base pay x LTI%) / option fair value

The form of the 2014 Nonqualified Stock Option Grant Agreement is attached hereto as Exhibit 10.1. The number of options actually granted to each of the NEOs, once determined, will be reported in an amendment to this Current Report on Form 8-K.

On February 26, 2014, the Committee also awarded Restricted Stock Units (“RSUs”) to the Company’s five NEOs pursuant to the terms of the Plan. The RSU awards are effective March 3, 2014. RSUs entitle the participant to settle in shares of Company Common Stock after a notice period set forth in the 2014 Notice of Award of Restricted Stock Units. The formula for determining the number of RSUs granted is:

No. of RSUs = (base pay x LTI%) / stock price

The form of the 2014 Restricted Stock Unit Award Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3. The number of RSUs awarded to the NEOs is shown in the table below.

Named Executive Officer	2014 RSUs Awarded
Blake W. Nordstrom President	7,402
Peter E. Nordstrom EVP and President – Merchandising	7,402
Erik B. Nordstrom EVP and President – Stores	7,402
Michael G. Koppel EVP and Chief Financial Officer	5,146
Daniel F. Little EVP and Chief Information Officer	3,430

On February 26, 2014, the Committee also awarded Performance Share Units (“PSUs”) to the Company’s five NEOs pursuant to the terms of the Plan. The PSU awards are effective March 3, 2014. Participants may elect to settle PSUs in shares of Company Common Stock or cash upon the achievement of such performance goals as may be established by the Committee at the time of grant based on any one or a combination of certain performance criteria enumerated in the Plan. The 2014 PSUs are earned over a three-year period from fiscal year 2014 through fiscal year 2016. The percentage of PSUs granted that will actually be earned at the end of the three-year period is based upon the Company’s total shareholder return compared to the total shareholder return of companies in the Standard & Poor’s 500, as composed on the first day of the performance cycle, during that same period. Total shareholder return is based on a 30 trading-day closing price average that is established both prior to the beginning of the performance cycle and prior to the end of the performance cycle. The formula for determining the number of PSUs granted is:

No. of PSUs = (base pay x LTI%) / stock price

The form of the 2014 Performance Share Unit Award Agreement is attached to this Current Report on Form 8-K as Exhibit 10.3. The number of PSUs awarded to the NEOs is shown in the table below.

Named Executive Officer	2014 PSUs Awarded
Blake W. Nordstrom President	7,402
Peter E. Nordstrom EVP and President – Merchandising	7,402
Erik B. Nordstrom EVP and President – Stores	7,402
Michael G. Koppel EVP and Chief Financial Officer	5,146
Daniel F. Little EVP and Chief Information Officer	3,430

Also on February 26, 2014, the Committee certified the level of attainment of the pre-established performance goals for the 2011 PSU grant relating to fiscal years 2011 through 2013. Although the Company’s total shareholder return was positive, the Company’s ranking within its peer group did not exceed the fiftieth percentile. Accordingly, the 2011 PSUs did not vest and were canceled without payment to the Company’s NEOs.

On February 26, 2014, on the recommendation of the Corporate Governance and Nominating Committee of the Board of Directors, the Board amended the Nordstrom 2010 Equity Incentive Plan (the “Plan”) to provide that outstanding awards under the Plan will automatically accelerate upon the occurrence of a Qualifying Termination within twelve months of a Change in Control (each as defined in the Plan) unless (i) the Compensation Committee of the Board of Directors takes action to cause such awards to be exchanged for alternate consideration of the type being received by the holders of the Company’s Common Stock in connection with the Change in Control or; (ii) such acceleration would be prohibited under the provisions of Section 162(m) of the Internal Revenue Code, or (iii) the award would otherwise continue in effect notwithstanding the occurrence of the Change in Control. Prior to the amendment, the Compensation Committee retained the discretion to accelerate awards in connection with a Qualifying Termination within twelve months of a Change in Control. In addition, the amendment to the Plan revised the definition of Change in Control to make clear that directors who may be appointed to the Board of Directors in response to actual or threatened solicitation of proxies or consents by any person other than the Board of Directors will not be considered “Original Directors” for purposes of determining whether a Change in Control has occurred. A copy of the Nordstrom 2010 Equity Incentive Plan, as amended, is attached to this Current Report on Form 8-K as Exhibit 10.4.

ITEM 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Form of 2014 Nonqualified Stock Option Grant Agreement

10.2	Form of 2014 Restricted Stock Unit Award Agreement

10.3	Form of 2014 Performance Share Unit Award Agreement

10.4	Nordstrom 2010 Equity Incentive Plan, as amended

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORDSTROM, INC.
By:	/s/ Robert B. Sari
Robert B. Sari
Executive Vice President, General Counsel and Corporate Secretary

Dated: March 4, 2014

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION

10.1	Form of 2014 Nonqualified Stock Option Grant Agreement

10.2	Form of 2014 Restricted Stock Unit Award Agreement

10.3	Form of 2014 Performance Share Unit Award Agreement

10.4	Nordstrom 2010 Equity Incentive Plan, as amended